UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 6, 2012

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Belt Line Road, Suite 200, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2012, Cano Petroleum, Inc., a Delaware corporation (the “Company”) entered into a second amendment (the “Second Consulting Agreement Amendment”) to the Consulting Agreement dated July 11, 2011 between the Company and John H. Homier, as amended on February 8, 2012, descriptions of which are contained in Item 5.02 of the Company’s current reports on Form 8-K filed with the SEC on July 15, 2011 and February 14, 2012 and are incorporated herein by reference (the “Consulting Agreement”).  Pursuant to the Consulting Agreement, Mr. Homier serves as the Chief Financial Officer and Secretary of the Company.  The Second Consulting Agreement Amendment amends the Consulting Agreement by (i) extending the Consulting Period from June 30, 2012 to August 31, 2012 and (ii) providing a bonus to Mr. Homier in the amount of $150,000 upon the first to occur of (A) termination of the Consulting Agreement by the Company for any reason other than Mr. Homier’s gross negligence or willful misconduct and (B) the effective date of a confirmed plan of reorganization involving the Company filed with the United States bankruptcy court.

On March 6, 2012, the Company entered into a second amendment (the “Second Engagement Letter Amendment”) to the Engagement Letter dated February 10, 2011 between the Company and Blackhill Partners LLC (“Blackhill”) as amended on February 8, 2012, descriptions of which are contained in Item 1.01 of the Company’s current report on Form 8-K filed with the SEC on February 16, 2011 and Item 5.02 of the Company’s current report on Form 8-K filed with the SEC on February 14, 2012 and are incorporated herein by reference (the “Engagement Letter”).  Pursuant to the Engagement Letter, James R. Latimer III serves as Chief Executive Officer and a member of the board of directors of the Company.  The Second Engagement Letter Amendment amends the Engagement Letter by (i) eliminating the expense retainer of $10,000, reducing the amount of the fee retainer from $75,000 to $45,000 and making such retainer applicable to both fees and expenses and (ii) providing a bonus to Blackhill in the amount of $250,000 upon the first to occur of (A) termination of the Engagement Agreement by the Company for any reason other than gross negligence or willful misconduct and (B) the effective date of a confirmed plan of reorganization involving the Company and its subsidiaries filed with the United States bankruptcy court.

Copies of the Second Consulting Agreement Amendment and the Second Engagement Letter Amendment are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this current report on Form 8-K and are incorporated herein by reference.  The descriptions of the Second Consulting Agreement Amendment and the Second Engagement Letter Amendment in this report are only summaries and are qualified in their entirety by the terms of the Second Consulting Agreement Amendment and the Second Engagement Letter Amendment.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Amendment Number Two to Consulting Agreement dated March 6, 2012 between Cano Petroleum, Inc. and John H. Homier.

10.2	Amendment Number Two to Engagement Letter dated March 6, 2012 between Cano Petroleum, Inc. and Blackhill Partners LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: March 12, 2012
	By:	/s/ John H. Homier
John H. Homier
Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit

10.1	Amendment Number Two to Consulting Agreement dated March 6, 2012 between Cano Petroleum, Inc. and John H. Homier.

10.2	Amendment Number Two to Engagement Letter dated March 6, 2012 between Cano Petroleum, Inc. and Blackhill Partners LLC.